UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21407
Nuveen Diversified Dividend and Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Annual Report December 31, 2008	Nuveen Investments Closed-End Funds

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND JDD

High Current Income and Total Return from a
Portfolio of Dividend-Paying Common Stocks, REIT Stocks,
Emerging Markets Debt, and Senior Loans

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Shareholders,

I write this letter in a time of continued uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate and extend the course of recovery. At the same time, government officials in the U.S. and abroad have implemented a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to envision that outcome in the current environment.

As you will read in this report, the continuing financial and economic problems are weighing heavily on the values of equities, real estate and fixed-income assets, and unfortunately the performance of your Nuveen Fund has been similarly affected. In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments, the Common Share Distribution and Share Price Information and the Performance Overview sections of this report. These comments highlight each manager’s pursuit of investment strategies that depend on thoroughly researched securities, diversified portfolio holdings and well established investment disciplines to achieve your Fund’s investment goals. The Fund Board believes that a consistent focus on long-term investment goals provides the basis for successful investment over time and we monitor your Fund with that objective in mind.

Nuveen continues to work on resolving the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we have worked through the many issues involved. Please consult the Nuveen website: www.nuveen.com, for the most recent information.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
February 23, 2009

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JDD

The Nuveen Diversified Dividend and Income Fund (JDD) features portfolio management by teams at four separate sub-advisers.

NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund’s assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The real estate portion of the Fund’s investment portfolio is managed by a team at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 27 years experience in managing real estate investments, lead the team.

Symphony Asset Management, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund’s assets primarily in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

Wellington Management Company, LLP, invests its portion of the Fund’s assets primarily in emerging markets sovereign debt. James W. Valone, who has more than 22 years of investment management experience, heads the team.

Here representatives from NWQ, Symphony, Security Capital, and Wellington Management talk about the markets, their management strategies and the performance of the Fund for the twelve-month period ending December 31, 2008.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS DURING THE TWELVE-MONTH PERIOD ENDED DECEMBER 31, 2008?

The period was dominated by fears of an economic recession, triggered or exacerbated by several significant developments. The cascading effects of sub-prime mortgage defaults, constrained liquidity in the capital markets and limited lending by many financial institutions caused many investors to seek refuge in U.S. Treasury securities. These events forced some financial firms to merge, restructure or go out of business. At the same time, the U.S. government essentially took over Fannie Mae and Freddie Mac, and also intervened on behalf of the giant insurer AIG. By the end of 2008, the U.S. Treasury had disbursed approximately

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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$350 billion of capital to financial institutions and others under the Troubled Assets Relief Program, with indications that a like amount would be distributed in 2009.

Another indicator of economic weakness was the U.S. unemployment rate, which soared to 7.2% as of December 31, 2008, compared with 4.9% one year earlier. Practically all segments of the economy showed signs of slowing by the end of the period. During the third quarter of 2008, gross domestic product contracted to an annual rate of 0.5%, the biggest decrease since 2001. Preliminary reports for the fourth quarter showed a contraction of 3.8%, the worst showing in more than 25 years. This was mainly the result of the first decline in consumer spending since 1991 and an 18% drop in residential investment. Fortunately, inflation was not a significant factor as the Consumer Price Index rose just 0.1% in 2008. The Federal Reserve cut the widely followed short-term fed funds rate seven times during 2008, lowering the rate from 4.25% to 0-0.25% as of year end.

The Dow Jones Industrial Average suffered its worst annual decline since 1931 and the NASDAQ Composite suffered its worst annual decline ever—even greater than that experienced during the retreat after the technology bubble in 2000. The S&P 500 Index declined approximately 17% in October driven by significant global weakness. This one month decline nearly matched the entire 2008 year to date decline through September. In November, the market continued its downward path, falling another 17% until reaching a bottom in mid-November, whereupon a 13% rally through the end of the year occurred. The problems were spread broadly across all sectors and markets. Spot prices for certain base metals (steel, aluminum, copper) and crude oil declined as much as 50-70% in the last six months of 2008.

The stress in the capital markets restricted the availability of credit even to financially strong corporations and individuals. While U.S. Treasury rates have approached zero at the short end (and are nominally low across the yield curve), a number of investment grade companies have had to pay close to double digit yields to access the capital markets. This is exacerbating the decline in economic activity, and has caused many companies to revise their business forecasts downward. By the end of 2008, the U.S. economy was experiencing a recession of uncertain depth and duration. Many companies have announced that business activity effectively “hit a wall” during the fourth quarter. Global markets fell dramatically as well, with many industries going from boom to bust in a period of a few months. The belief that global diversification in non-correlated markets would provide some downside protection was negated given the magnitude of the economic and market disruption.

JDD invests across asset classes, but at all times has long exposure to leveraged loans, many of which are rated below investment grade. Throughout late 2007 these assets were under a significant amount of price pressure. Initially, this was catalyzed by the sub-prime mortgage contagion which virtually shut down the structured credit market. This left the credit market fragile coming into 2008, and the average price of the leveraged loan market stood at roughly 94% of par. Spreads in the loan and credit market drifted wider throughout the next several months, with most of the price pressure prior to the Lehman Brothers collapse in mid-September attributable to the oversupply of debt relative to a growing risk aversion, rather than to defaults or fundamental deterioration. Following the bankruptcy filing of Lehman and

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the subsequent near-collapse of the financial system, the market saw fundamental deterioration and volatility begin to accelerate. Convertible bonds (which are sensitive to both equity valuations and credit spreads) got hit from both sides as the Merrill Lynch Convertible Bond Index fell 19% in the fourth quarter of 2008.

The systematic deleveraging that followed the Lehman Brothers bankruptcy was primarily responsible for most of the weak pricing in the senior loan market during the fourth quarter of 2008. Although the fundamental backdrop was clearly weakening, forced selling of assets as a result of margin calls and mutual fund redemptions combined with deteriorating fundamentals to put continued stress on the market.

Real Estate Investment Trust (REIT) security prices plunged during the fourth quarter capping a highly volatile year characterized by deteriorating credit markets, stressed financial institutions and escalating macro-economic concerns for the U.S. and global economies. For both the fourth quarter and the full year, the self-storage, health care and multi-family companies were the relative outperformers among the major property types, while the industrial, lodging and mall companies lagged.

Emerging markets were also impacted by the U.S. financial crisis. During the fourth quarter of 2008, conditions worsened considerably as extremely tight liquidity, slowing global growth, falling commodities prices, and a sudden halt in capital flows all put significant pressure on emerging markets debt. Prices between higher and lower rated emerging markets credits were 300 basis points wider during the quarter than earlier in the year, with spreads finishing 2008 at 748 basis points. All told for the year, credit spreads widened by 485 basis points, with virtually all of that widening occurring in the second half of the year. Emerging markets sovereign debt, as measured by the JPMorgan EMBI Global Diversified Equal Weighted Index fell 17.60% in 2008.

IN THIS ENVIRONMENT, WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND?

For the equity and preferred portion of the Fund’s portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offers a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone.

The portfolio continues its relative underweight position in the finance sector. While valuations on the sector appear attractive, there is still risk and uncertainty due to economic weakness and dysfunctional capital markets. Given the losses stemming from sub-prime mortgages, the financial markets are in the early stages of determining and valuing potential losses in commercial real estate and in commercial, industrial and consumer loans. Generally, we found more compelling risk/reward opportunities in other sectors. The ability to sell assets or raise capital is proving to be a critical but difficult issue, although such transactions if they do occur, can certainly serve as a catalyst for future investment.

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We have also taken advantage of the extreme dislocations in the equity market to add a number of new investments to the portfolio, including Barrick Gold Corporation, Illinois Tool Works Inc., Ingersoll-Rand Company Limited, Northrop Grumman Corporation, United States Steel Corporation, Union Pacific Corporation, and Wells Fargo & Company. We believed these companies, possessing strong balance sheets, were not only attractively valued but also will be able to take advantage of opportunities resulting from economic and market disruptions. We also established a new position in Merck & Co. Inc. (Merck), although at a lower position size than originally desired as the stock appreciated in the midst of our purchase. Merck offers a compelling valuation and a disciplined management team that has not historically diluted shareholders. In addition, in our opinion, the company has one of the best track records in bringing a number of highly profitable new drugs to market. Although the company is facing patent expirations on several large drugs, it has much greater earnings stability than most of its competitors. On the heels of a public capital raise, we also established a new position in MetLife, Inc. (MetLife). Notwithstanding challenges within the financial sector, we believe MetLife possesses one of the best franchises in the life insurance industry, and its management has demonstrated a superior record for making good acquisitions and generating excellent returns on capital.

In managing the real estate portion of the portfolio, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owned, its management, and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long run. Across all real estate sectors, we favored companies with properties located in the strongest infill markets. These are “high barrier to entry” locations with constraints that limit new construction, which is a quality that we believe over the long-term has the potential to provide superior value enhancement and a real inflation hedge.

The severe deterioration in real estate credit markets in 2008 required an equally strong reappraisal of the financial flexibility of each company in which we invest. As the credit environment changed, we repositioned the portfolio away from companies that we believed were not well positioned in the current tough environment.

In the senior loan portion of the Fund, we continued to focus on fundamental asset selection in positioning our credit portfolios for the longer-term. On this fundamental basis, we saw relative value in senior secured bank loans as one of the more attractive areas of the corporate credit market. In many cases, the market saw senior bank loans trading at a higher implied yield than subordinated debt of the same issuer. We believe these types of relative value situations can create attractive investment opportunities longer-term.

Throughout the year, we preferred to own the debt of larger businesses that are less-cyclical in nature, particularly those that are able to generate cash flow through market troughs. These include hospital operators and utility and cable companies, as well as others that are not directly dependent on consumer discretionary spending.

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Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.

1. The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. Common shareholders on record date are entitled to take an offsetting tax credit for their pro-rata share of the taxes paid by the Fund. The total return shown does not include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax year ended December 31, 2008. The Fund’s corresponding total return on NAV for the 5-year period ended December 31, 2008 when this benefit is included is -2.21%.
2. Comparative benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

In the emerging markets debt portion of the Fund’s portfolio, we continued to maintain a defensive stance. We favored countries like Brazil and Indonesia that are well-positioned to withstand the global downturn. We also favored countries like Hungary that can benefit from significant International Monetary Fund support and may come out stronger in the end. We are more cautious on the rest of Eastern Europe due to the high external financing needs in that region. Despite its fundamental improvement in recent years, Russia is also of concern given falling oil prices and the rapid depletion of reserves in defense of the Ruble. Local interest rates, viewed on a currency-hedged basis, are attractive in many countries as central banks move to ease monetary policy. Currencies are at risk as the terms of trade deteriorate for many countries and capital flows reverse. Corporate debt is generally unattractive given high issuance needs. We do believe that our defensive positioning leaves us well-positioned to take advantage of attractive market opportunities as they arise, and our positive long-term view of this market remains firmly intact.

HOW DID THE FUND PERFORM OVER THE TWELVE-MONTH PERIOD?

The performance of JDD, as well as a comparative benchmark, is presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For the twelve-month period ended 12/31/08

	1-Year	5-Year

JDD[1]	–42.60%	–3.19%
Comparative Benchmark[2]	–31.42%	0.05%

For the twelve months ended December 31, 2008, the total return on net asset value for the Fund underperformed its unleveraged, unmanaged comparative benchmark. As noted earlier, many asset classes performed poorly in 2008. This unfavorable environment is reflected in the returns of the Fund and the benchmark shown above. Additionally, the major factor in the relative underperformance of the Fund, compared to that of the benchmark, was the Fund’s use of financial leverage (see below).

As might be expected, the Fund’s return for 2008 was negatively impacted by the performance of its equity investments. The market has offered little or no downside protection for many of our holdings, even punishing companies with no debt and reasonably healthy businesses. While all areas of the equity portion of the portfolio suffered losses due to the selloff in the market, our specific stock selection in the financial services sector was unfavorable compared to the benchmark. We have maintained an underweight position in the finance sector since the second half of 2007; however, our insurance holdings Genworth Financial Inc. and Hartford Financial Services Group, Inc. suffered significant declines during 2008. These stocks were adversely impacted by weak investment portfolio returns and concerns that dislocations in the credit markets will make it difficult for these companies to raise additional capital. During the year we eliminated Genworth Financial, but continue to maintain a position in Hartford Financial as we believe the market has overly discounted the negatives of this company. In early December, Hartford Financial announced a stronger capital position than previously expected,

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which propelled a strong rally in the shares. Also partially offsetting the losses in the financial sector were strong gains in a new position in MetLife, Inc.

In addition to the financial sector holdings, our investments in the energy sector, including Chevron Corporation, ConocoPhillips, Eni S.p.A., and Total S.A., were pressured by the decline in oil and natural gas prices brought on by expectations of slowing global economic growth. Slowing economic growth also contributed to the decline in United States Steel Corporation, while shares of Motorola Inc. declined due to ongoing weakness in its handset division. CBS Corporation and Gannett Company Inc. underperformed given the current cyclical and secular decline in the advertising market.

In a weak market environment, our investment in Northrop Grumman Inc. rose modestly. Their defense programs are performing well and are sufficiently funded in the Department of Defense’s budget. Our investment in Barrick Gold Corporation appreciated strongly since purchased in early-November as spot bullion prices rose due to the tight credit markets and ongoing volatility in capital markets, and MetLife Inc. posted a gain since we initiated a position in the stock in early-October.

We eliminated a number of equity portfolio holdings in the last few months of the year, including several prior to significant price declines. In early October, and weeks prior to the U.S. Treasury’s capital intervention on behalf of the company, we eliminated our position in Citigroup, Inc. after Wells Fargo & Company topped Citigroup’s government assisted acquisition of Wachovia’s banking assets. We believed that acquiring Wachovia’s assets would have strengthened Citigroup’s financial position and that, without those assets, Citigroup was in a weakened position. We also eliminated our holding of Newell Rubbermaid Inc., notwithstanding its significant asset value, given that we believed its debt level introduced greater risk for equity holders. We sold International Paper Company after the company acquired Weyerhauser’s containerboard and recycling assets. While the acquisition may fit strategically, we believed that such a sizable acquisition, which resulted in a leveraged balance sheet during a period of global economic uncertainty, presented added risk. Other positions sold during the year included American International Group Inc., Fannie Mae, Freddie Mac, Genworth Financial Inc., IndyMac Bancorp Inc., Korea Electric Power Corporation, KT Corporation, Telecom Italia S.p.A., and Wachovia Corporation.

Looking at the Fund’s preferred stock holdings, risk premiums increased as the extent of the sub-prime market problems became clearer and several financial firms, including Lehman Brothers and Bear Stearns, disappeared. In addition, many firms issued new preferred securities, which in turn forced generally lower prices for existing issues. The Fund’s finance and investment, brokerage and banking sector holdings generally hurt overall performance during this period. The best performing sectors were basic industries, energy and insurance. The portfolio was positioned conservatively during the period with a relative underweight in financials and a comparative overweight in industrials and utilities.

In a very volatile period for real estate securities, the Fund’s allocation to securities perceived to be especially defensive benefited overall performance in the first half of 2008. The market also rewarded the Fund’s strong allocation to multi-family and health care related companies as the

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fundamental outlook for these segments remained relatively solid despite the turmoil in the overall economy. However, the Fund’s allocation to the retail and lodging sectors lowered the Fund’s relative returns. These segments of the real estate industry are most sensitive to the sharp declines in consumer spending and travel that was especially evident in the fourth quarter.

Another factor weighing on overall Fund performance was its portfolio of senior loans. While 2008 left little opportunity to outperform the market on the long side, we were able to select some positions which had the potential to generate price appreciation in spite of the market’s general direction. These opportunities often had some short-term catalyst, such as positive earnings announcements, debt repayments or acquisitions. One such situation was Alltel, which we purchased in front of news that Verizon would be acquiring the company. More generally, we were able to focus on companies with defensive business positions in less-cyclical industries. On a relative basis, these names tended to outperform the broader markets as fundamental deterioration in the economy began.

Deleveraging in the financial markets created forced selling across asset classes and was painful for investors forced to sell assets or mark them to the market. In many cases this deleveraging was funded through the sale of assets which had relative liquidity, putting significant price pressure on many of the Fund’s larger, more liquid credit positions. Although the current economic environment is clearly challenging, in many cases the relative oversupply and simultaneous sale of this debt have created what we believe are attractive levels to own these assets for the longer term. In the short-run, however, senior loans, which are mostly non-investment grade and which have floating-rate coupons that are based off short-term interest rates, have struggled. As the market deteriorated, many investors sold senior loans in order to raise cash to fund redemptions or to reduce leverage. The resulting price pressure constrained the overall performance of the Fund. Although we continue to have conviction within this area of the market, this exposure did not benefit returns in the short-run.

In the emerging markets debt portion of the portfolio, relative outperformance was primarily driven by our country rotation decisions. The top contributing countries included Peru and Brazil, where we were comparatively overweighted, and Pakistan and Ukraine, where we were relatively underweighted. Security selection within Colombia and Russia also was positive to relative performance. Our lack of exposure to China, Lebanon and Poland were the main detractors from comparative performance.

IMPACT OF THE FUND’S CAPITAL STRUCTURE AND LEVERAGE STRATEGY ON PERFORMANCE

In this generally unfavorable investment environment, the most significant factor impacting the return of the Fund relative to the comparative benchmark was the Fund’s use of financial leverage. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk — especially when market conditions are as unfavorable as they were during this period. As the prices of most securities held by the Fund declined during the year, the negative impact of these

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valuation changes on common share net asset value and common shareholder total return was magnified by the use of leverage.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many or all of the Funds’ auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds’ cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds’ future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Fund’s Board of Trustees has authorized a program to redeem a portion of the Fund’s FundPreferred shares and replace these shares in the Fund’s capital structure with borrowings.

As of December 31, 2008, the Fund has redeemed $48,000,000 of its outstanding FundPreferred shares (40% of the Fund’s original $120,000,000 outstanding FundPreferred shares), at liquidation value, using the proceeds provided through a prime brokerage facility with a major bank and from its portfolio sales.

On January 15, 2009, after the end of this reporting period, the Fund noticed for redemption $7,000,000 of its currently outstanding $72,000,000 of FundPreferred shares.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

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Common Share
Distribution and Share Price
INFORMATION

The information below regarding your Fund’s distributions is current as of December 31, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund reduced its quarterly distribution to common shareholders three times over the course of 2008. Some of the important factors affecting the amount and composition of these distributions are summarized below.

During the twelve-month period ended December 31, 2008, the Fund employed financial leverage through the issuance of FundPreferred shares, as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but — as noted earlier — also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall

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will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2008. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

3 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax year ended December 31, 2008.

As of 12/31/08 (Common Shares)	JDD

Inception date	9/25/03
Calendar year ended December 31, 2008:
Per share distribution:
From net investment income	$0.78
From short-term capital gains	0.00
From long-term capital gains	0.06
From return of capital	0.47

Total per share distribution	$1.31

Distribution rate on NAV	15.78%

Annualized total returns:
Excluding retained gain tax credit/refund[3]:
1-Year on NAV	-42.60%
5-Year on NAV	-3.19%
Since inception on NAV	-1.77%

Including retained gain tax credit/refund[3]:
1-Year on NAV	-42.60%
5-Year on NAV	-2.21%
Since inception on NAV	-0.82%

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Fund’s Board of Trustees approved an open-market share repurchase program on July 30, 2008, under which the Fund may repurchase up to 10% of its outstanding common shares. As of December 31, 2008, the Fund had not yet repurchased any of its outstanding common shares.

As of December 31, 2008, the Fund was trading at a -23.86% discount to its common share NAV, compared with an average discount of -16.18% for the entire twelve-month period.

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Fund Snapshot
Common Share Price	$6.32

Common Share Net Asset Value	$8.30

Premium/(Discount) to NAV	-23.86%

Current Distribution Rate[1]	15.44%

Net Assets Applicable to Common Shares ($000)	$167,623

Industries
(as a % of total investments)[2]
Real Estate Investment Trust	20.4%

Emerging Markets Debt	17.6%

Media	6.1%

Pharmaceuticals	4.2%

Aerospace & Defense	3.6%

Insurance	3.5%

Oil, Gas & Consumable Fuels	3.2%

Diversified Telecommunication Services	2.9%

Health Care Providers & Services	2.3%

Hotels, Restaurants & Leisure	2.3%

Commercial Banks	2.1%

Machinery	2.1%

Electric Utilities	2.0%

Metals & Mining	1.9%

Short-Term Investments	7.6%

Other	18.2%

JDD Performance OVERVIEW	Nuveen Diversified Dividend and Income Fund as of December 31, 2008

Portfolio Allocation (as a % of total investments)2

Real Estate Investment Trust
Top Five Sub-Industries
(as a % of total investments)[2]
Specialized	6.6%

Residential	4.6%

Office	4.4%

Retail	4.0%

Diversified	0.8%

Emerging Markets Debt
and Foreign Corporate Bonds
Top Five Countries
(as a % of total investments)[2]
Brazil	1.7%

Chile	1.5%

Malaysia	1.2%

South Africa	1.0%

Trinidad and Tobago	0.9%

Average Annual Total Return
(Inception 9/25/03)
	On Share Price	On NAV
1-Year	-49.58%	-42.60%

5-Year	-8.18%	-3.19%

Since Inception	-6.79%	-1.77%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
1-Year	-49.58%	-42.60%

5-Year	-7.00%	-2.21%

Since Inception	-5.65%	-0.82%

2007-2008 Distributions Per Common Share

Common Share Price Performance — Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding investments in derivatives.

3	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax year ended December 31, 2008.

14

Report of INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund (the “Fund”) as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2008, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 26, 2009

15

JDD	Nuveen Diversified Dividend and Income Fund Portfolio of INVESTMENTS
December 31, 2008

Shares	Description (1)	Value
	Common Stocks – 39.9% (28.2% of Total Investments)
	Aerospace & Defense – 3.6%
16,700	Lockheed Martin Corporation	$1,404,136
45,600	Northrop Grumman Corporation	2,053,824
52,200	Raytheon Company	2,664,288

	Total Aerospace & Defense	6,122,248
	Commercial Banks – 3.0%
72,400	JPMorgan Chase & Co.	2,282,772
94,500	Wells Fargo & Company	2,785,860

	Total Commercial Banks	5,068,632
	Commercial Services & Supplies – 2.1%
135,100	Pitney Bowes Inc.	3,442,348
	Communications Equipment – 1.0%
385,300	Motorola, Inc.	1,706,879
	Containers & Packaging – 0.8%
95,000	Packaging Corp. of America	1,278,700
	Diversified Telecommunication Services – 2.0%
49,000	AT&T Inc.	1,396,500
60,000	Verizon Communications Inc.	2,034,000

	Total Diversified Telecommunication Services	3,430,500
	Electric Utilities – 0.7%
32,200	EDP – Energias de Portugal, S.A., Sponsored ADR	1,206,270
	Food Products – 0.9%
55,722	Kraft Foods Inc.	1,496,136
	Hotels, Restaurants & Leisure – 1.3%
118,000	Starwood Hotels & Resorts Worldwide, Inc.	2,112,200
	Household Products – 0.8%
25,000	Kimberly-Clark Corporation	1,318,500
	Industrial Conglomerates – 0.8%
80,000	General Electric Company	1,296,000
	Insurance – 4.5%
65,400	Hartford Financial Services Group, Inc.	1,073,868
109,000	MetLife, Inc.	3,799,740
60,500	Travelers Companies, Inc.	2,734,600

	Total Insurance	7,608,208
	Machinery – 2.2%
32,700	Caterpillar Inc.	1,460,709
36,000	Illinois Tool Works Inc.	1,261,800
53,000	Ingersoll Rand Company Limited, Class A	919,550

	Total Machinery	3,642,059
	Media – 0.6%
55,000	CBS Corporation, Class B	450,450
66,400	Gannett Company Inc.	531,200

	Total Media	981,650

16

Shares	Description (1)	Value
	Metals & Mining – 2.1%
48,000	Barrick Gold Corporation	$1,764,960
13,000	POSCO, ADR	978,250
23,000	United States Steel Corporation	855,600

	Total Metals & Mining	3,598,810
	Multi-Utilities – 0.7%
63,981	United Utilities PLC, Sponsored ADR	1,152,618
	Oil, Gas & Consumable Fuels – 4.5%
20,000	Chevron Corporation	1,479,400
37,900	ConocoPhillips	1,963,220
50,000	Eni S.p.A., Sponsored ADR	2,391,000
30,000	Total S.A., Sponsored ADR	1,659,000

	Total Oil, Gas & Consumable Fuels	7,492,620
	Paper & Forest Products – 0.4%
97,000	Stora Enso Oyj, Sponsored ADR	744,291
	Pharmaceuticals – 4.8%
60,000	GlaxoSmithKline PLC, ADR	2,236,200
38,100	Merck & Co. Inc.	1,158,240
140,000	Pfizer Inc.	2,479,400
68,000	Sanofi-Aventis, ADR	2,186,880

	Total Pharmaceuticals	8,060,720
	Road & Rail – 0.6%
21,500	Union Pacific Corporation	1,027,700
	Tobacco – 2.5%
57,400	Altria Group, Inc.	864,444
30,000	Lorillard Inc.	1,690,500
35,900	Philip Morris International	1,562,008

	Total Tobacco	4,116,952

	Total Common Stocks (cost $78,531,443)	66,904,041

Shares	Description (1)	Value
	Real Estate Investment Trust Common Stocks – 29.0% (20.4% of Total Investments)
	Diversified – 1.1%
30,000	Vornado Realty Trust	$1,810,500

	Industrial – 0.1%
21,600	First Industrial Realty Trust, Inc.	163,080
	Office – 6.3%
54,400	Boston Properties, Inc.	2,992,000
200,300	Brandywine Realty Trust	1,544,313
155,300	Douglas Emmett Inc.	2,028,218
93,600	Mack-Cali Realty Corporation	2,293,200
61,900	SL Green Realty Corporation	1,603,210

	Total Office	10,460,941
	Residential – 6.5%
167,618	Apartment Investment & Management Company, Class A	1,935,988
37,200	AvalonBay Communities, Inc.	2,253,576
66,500	Camden Property Trust	2,084,110
81,500	Equity Residential	2,430,330
132,600	Post Properties, Inc.	2,187,900

	Total Residential	10,891,904

17

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Shares	Description (1)				Value
	Retail – 5.7%
50,900	Federal Realty Investment Trust				$3,159,872
95,200	Macerich Company				1,728,832
29,700	Simon Property Group, Inc.				1,577,961
66,600	Taubman Centers Inc.				1,695,636
152,400	Westfield Group				1,383,601

	Total Retail				9,545,902
	Specialized – 9.3%
74,557	Cogdell Spencer Inc.				697,854
351,400	DiamondRock Hospitality Company				1,781,598
229,400	Extra Space Storage Inc.				2,367,408
79,600	Health Care Property Investors Inc.				2,210,492
139,800	Host Hotels & Resorts Inc.				1,058,286
28,874	Public Storage, Inc.				2,295,483
137,500	Senior Housing Properties Trust				2,464,000
82,400	Ventas Inc.				2,766,168

	Total Specialized				15,641,289

	Total Real Estate Investment Trust Common Stocks (cost $74,978,850)				48,513,616

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Variable Rate Senior Loan Interests – 37.0% (26.2% of Total Investments) (4)
	Aerospace & Defense – 1.4%
$1,166	Hexcel Corporation, Term Loan B	5.141%	3/01/12	BB+	$985,269
1,575	Vought Aircraft Industries, Inc., Term Loan	2.970%	12/22/11	Ba3	1,149,574
364	Vought Aircraft Industries, Inc., Tranche B, Letter of Credit	6.426%	12/22/10	Ba3	274,545

3,105	Total Aerospace & Defense				2,409,388

	Building Products – 0.9%
774	Armstrong World Industries, Inc., Tranche B, Term Loan	2.258%	10/02/13	BBB–	650,262
957	Stile Acquisition Corporation, Canadian Term Loan	4.250%	4/05/13	Caa3	421,825
966	Stile Acquisition Corporation, Term Loan B	4.250%	4/05/13	Caa3	425,927

2,697	Total Building Products				1,498,014
	Chemicals – 2.3%
400	Celanese US Holdings LLC, Credit Linked Deposit	3.401%	4/02/14	BB+	275,000
918	Celanese US Holdings LLC, Term Loan	5.553%	4/02/14	BB+	631,320
876	Georgia Gulf Corporation, Term Loan	7.411%	10/03/13	Ba3	584,646
1,955	Hexion Specialty Chemicals, Inc., Term Loan C4	5.500%	5/05/13	Ba3	821,100
1,930	Rockwood Specialties Group, Inc., Term Loan E	3.546%	7/30/12	BB+	1,566,747

6,079	Total Chemicals				3,878,813
	Commercial Services & Supplies – 0.4%
1,092	Berry Plastics Holding Corporation, Term Loan	3.876%	4/03/15	BB–	704,807
	Containers & Packaging – 1.6%
2,801	Graham Packaging Company, L.P., Term Loan	5.499%	10/07/11	B+	2,039,926
175	Smurfit-Stone Container Corporation, Deposit-Funded Commitment	5.926%	11/01/10	BB–	116,149
196	Smurfit-Stone Container Corporation, Term Loan B	4.032%	11/01/11	BB–	130,217
370	Smurfit-Stone Container Corporation, Term Loan C	4.066%	11/01/11	BB–	240,263
116	Smurfit-Stone Container Corporation, Tranche C1	3.438%	11/01/11	BB–	75,409

3,658	Total Containers & Packaging				2,601,964
	Diversified Consumer Services – 1.0%
1,960	Weight Watchers International, Inc., Term Loan B	5.688%	1/26/14	BB+	1,659,466
	Diversified Telecommunication Services – 2.1%
1,936	Intelsat, Tranche B, Term Loan	6.650%	7/01/13	BB–	1,573,562
1,955	MetroPCS Wireless, Inc., Term Loan	5.500%	11/03/13	BB–	1,578,663
460	Verifone, Inc., Term Loan B	3.220%	10/31/13	BB	308,200

4,351	Total Diversified Telecommunication Services				3,460,425

18

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
	Electric Utilities – 2.1%
$1,702	Dynegy Holdings, Inc., Delayed Term Loan	1.970%	4/02/13	Ba1	$1,289,362
294	Dynegy Holdings, Inc., Term Loan	1.970%	4/02/13	Ba1	222,818
1,975	TXU Corporation, Term Loan B2	5.591%	10/10/14	Ba3	1,378,385
990	TXU Corporation, Term Loan B3	5.368%	10/10/14	Ba3	690,920

4,961	Total Electric Utilities				3,581,485
	Electrical Equipment – 0.7%
1,409	Sensus Metering Systems, Inc., Term Loan B1	4.134%	12/17/10	BB	1,232,609
	Electronic Equipment & Instruments – 0.3%
975	Sensata Technologies B.V., Term Loan	5.258%	4/27/13	BB	502,125
	Health Care Equipment & Supplies – 1.0%
1,985	Biomet, Inc., Term Loan	4.459%	3/24/15	BB–	1,707,046
	Health Care Providers & Services – 3.3%
1,300	Fresenius SE, Term Loan B1	6.750%	9/10/14	BBB–	1,186,057
700	Fresenius SE, Term Loan B2	6.750%	9/10/14	BBB–	638,943
1,876	Health Management Associates, Inc., Term Loan	3.209%	2/28/14	BB–	1,164,630
1,945	Quintiles Transnational Corporation, Term Loan B	3.459%	3/29/13	BB	1,585,175
233	United Surgical Partners International, Inc., Delayed Term Loan	2.590%	4/18/14	Ba3	143,952
1,239	United Surgical Partners International, Inc., Term Loan	3.988%	4/18/14	Ba3	780,692

7,293	Total Health Care Providers & Services				5,499,449
	Hotels, Restaurants & Leisure – 2.0%
1,945	24 Hour Fitness Worldwide, Inc., Term Loan B	4.893%	6/08/12	Ba3	1,147,550
765	CBRL Group, Inc., Term Loan B1	4.694%	4/28/13	BB–	461,494
92	CBRL Group, Inc., Term Loan B2	2.470%	4/28/13	BB–	55,501
89	Travelport LLC, Letter of Credit	3.709%	8/23/13	Ba2	39,592
445	Travelport LLC, Term Loan	3.709%	8/23/13	Ba2	197,319
597	Venetian Casino Resort LLC, Delayed Term Loan	2.220%	5/23/14	B+	275,947
2,364	Venetian Casino Resort LLC, Term Loan	2.220%	5/23/14	B+	1,092,694

6,297	Total Hotels, Restaurants & Leisure				3,270,097
	Independent Power Producers & Energy Traders – 1.5%
750	Kgen LLC, Synthetic Letter of Credit	3.250%	2/08/14	BB	480,000
1,225	Kgen LLC, Term Loan B	3.250%	2/08/14	BB	784,000
469	NRG Energy, Inc., Credit Linked Deposit	5.021%	2/01/13	Ba1	408,691
951	NRG Energy, Inc., Term Loan	2.959%	2/01/13	Ba1	829,410

3,395	Total Independent Power Producers & Energy Traders				2,502,101
	Insurance – 0.4%
1,156	Conseco, Inc., Term Loan	3.825%	10/10/13	B+	748,714
	IT Services – 1.6%
1,975	First Data Corporation, Term Loan B1	3.211%	9/24/14	BB–	1,278,812
2,017	SunGard Data Systems, Inc., Term Loan B	4.017%	2/28/14	BB	1,393,438

3,992	Total IT Services				2,672,250
	Machinery – 0.8%
2,000	Manitowoc Company, Term Loan	6.500%	11/06/14	BB+	1,418,000
	Media – 8.1%
1,970	CanWest Mediaworks LP, Term Loan	4.196%	7/10/15	Ba2	1,024,400
983	Cequel Communications LLC, Term Loan B	6.164%	11/05/13	BB–	627,879
2,178	Charter Communications Operating Holdings LLC, Term Loan	5.064%	3/06/14	B+	1,611,720
1,970	Discovery Communications Holdings LLC, Term Loan	3.459%	5/14/14	N/R	1,630,996
1,857	Emmis Operating Company, Term Loan	3.097%	11/01/13	B+	789,120
1,960	Idearc, Inc., Term Loan	3.418%	11/17/14	B2	618,800
968	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B	4.241%	4/08/12	N/R	413,655
1,955	Neilsen Finance LLC, Term Loan	4.244%	8/09/13	Ba3	1,330,634
1,975	Tribune Company, Term Loan B, (5), (6)	5.250%	6/04/14	Caa3	564,286
341	Tribune Company, Term Loan X, (5), (6)	7.084%	6/04/09	Caa1	96,256
2,000	Univision Communications, Inc., Term Loan	2.711%	9/29/14	B2	822,222
2,000	UPC Broadband Holding BV, Term Loan N	3.181%	12/31/14	Ba3	1,350,000

19

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS December 31, 2008

			Weighted
Principal			Average
Amount (000)		Description (1)	Coupon	Maturity (3)	Ratings (2)	Value
		Media (continued)

$1,893		WMG Acquisition Corporation, Term Loan	4.285%	2/28/11	BB	$1,457,485
2,000		Yell Group PLC, Term Loan	3.461%	10/27/12	BB–	1,170,000

24,050		Total Media				13,507,453
		Metals & Mining – 0.6%
672		Amsted Industries, Inc., Delayed Term Loan	4.136%	4/08/13	BB	413,443
926		Amsted Industries, Inc., Term Loan	6.407%	4/08/13	BB	569,395

1,598		Total Metals & Mining				982,838
		Paper & Forest Products – 0.8%
1,727		Georgia-Pacific Corporation, Term Loan B	4.108%	12/21/12	BB+	1,418,965
		Pharmaceuticals – 1.1%
2,140		Mylan Laboratories, Inc., Term Loan	4.977%	10/02/14	BB	1,836,547
		Real Estate Management & Development – 0.4%
1,320		LNR Property Corporation, Term Loan B	6.690%	7/12/11	BB	627,000
		Road & Rail – 0.6%
111		Hertz Corporation, Letter of Credit	3.775%	12/21/12	BB+	66,296
610		Hertz Corporation, Term Loan	3.280%	12/21/12	BB+	363,899
1,767		Swift Transportation Company, Inc., Term Loan	5.832%	5/10/14	B+	646,379

2,488		Total Road & Rail				1,076,574
		Specialty Retail – 0.4%
1,500		TRU 2005 RE Holding Co I LLC, Term Loan	4.868%	12/08/09	B3	706,250
		Textiles, Apparel & Luxury Goods – 0.7%
1,395		HBI Branded Apparel Limited, Inc., Term Loan	5.266%	9/05/13	BB+	1,121,137
		Trading Companies & Distributors – 0.9%
912		Ashtead Group Public Limited Company, Term Loan	3.250%	8/31/11	Ba2	729,600
196		Brenntag Holdings GmbH & Co. KG, Acquisition Facility	5.071%	1/20/14	B+	143,836
804		Brenntag Holdings GmbH & Co. KG, Facility B2	5.071%	1/20/14	B+	588,664

1,912		Total Trading Companies & Distributors				1,462,100

$94,535		Total Variable Rate Senior Loan Interests (cost $94,316,646)				62,085,617

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Emerging Markets Debt and Foreign Corporate Bonds – 24.9% (17.6% of Total Investments)
		Argentina – 0.3%
$1,363		Republic of Argentina	8.280%	12/31/33	B–	$446,374

		Brazil – 2.4%
900	BRL	Banco ABN AMRO Real S.A., Reg S	16.200%	2/22/10	N/R	391,724
190		Centrais Eletricas Brasileiras S.A., 144A	7.750%	11/30/15	BBB–	185,250
400		Cia Brasileira de Bebidas	10.500%	12/15/11	Baa1	441,000
695	BRL	Companhia Energetica de Sao Paulo, Corporate Bond, 144A	9.750%	1/15/15	Ba2	261,650
295		Federative Republic of Brazil	8.750%	2/04/25	BBB–	364,325
590		Globo Comunicacao Participacoes, S.A., 144A	7.250%	4/26/22	BBB–	528,050
780		National Development Company, 144A	6.369%	6/16/18	Baa3	744,900
130	BRL	National Treasury Note of Brazil	6.000%	5/15/15	BBB+	896,971
1,100	BRL	RBS Zero Hora Editora Jornalistica S.A, 144A	11.250%	6/15/17	BB	235,849

		Total Brazil				4,049,719
		Chile – 2.2%
1,245		Coldelco Inc., Reg S	6.150%	10/24/36	Aa3	1,111,847
450		Corporacion Nacional del Cobre de Chile, Reg S	5.625%	9/21/35	Aa3	377,364
600		Corporacion Nacional del Cobre de Chile, Reg S	6.375%	11/30/12	A2	611,945
240		Corporacion Nacional del Cobre, 144A	4.750%	10/15/14	Aa3	225,965
430		Corporacion Nacional del Cobre, 144A	5.500%	10/15/13	Aa3	420,674

20

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Chile (continued)

$245		Empresa Nacional del Petroleo, Reg S	6.750%	11/15/12	A	$246,655
675		Empresa Nacional del Petroleo, 144A	4.875%	3/15/14	A	618,971

		Total Chile				3,613,421
		Colombia – 0.9%
1,912,000	COP	Republic of Colombia	9.850%	6/28/27	BB+	850,034
700		Republic of Colombia	7.375%	9/18/37	BBB–	689,500

		Total Colombia				1,539,534
		Dominican Republic – 0.1%
164		Dominican Republic, Reg S	9.040%	1/23/18	B+	102,467
		El Salvador – 0.4%
445		Republic of El Salvador, Reg S	7.750%	1/24/23	Baa3	398,275
465		Republic of El Salvador, Reg S	7.625%	9/21/34	Baa3	327,825

		Total El Salvador				726,100
		Ghana – 0.2%
800		Republic of Ghana, Reg S	8.500%	10/04/17	B+	401,894
		Hungary – 0.6%
108,000	HUF	Republic of Hungary, Government Bond	5.500%	2/12/14	A3	485,236
555		Republic of Hungary, Treasury Bill	4.750%	2/03/15	A3	466,890

		Total Hungary				952,126
		India – 0.3%
905		Vedanta Resources PLC, 144A	9.500%	7/18/18	BB	475,125
		Indonesia – 1.2%
500		Majapahit Holdings B.V., 144A	7.250%	6/28/17	BB–	263,227
255		Majapahit Holdings B.V., 144A, Reg S	7.250%	10/17/11	BB–	195,075
425		Republic of Indonesia, (8)	6.875%	1/17/18	BB–	360,134
1,350		Republic of Indonesia, 144A	7.750%	1/17/38	BB–	1,127,250

		Total Indonesia				1,945,686
		Israel – 0.7%
590		Israel Electric Corporation Limited, 144A	7.250%	1/15/19	BBB+	551,214
585		State of Israel	5.500%	11/09/16	A1	630,266

		Total Israel				1,181,480
		Kazakhstan – 0.8%
465		KazMuniaGaz Finance Subsidiary	9.125%	7/02/18	Baa1	304,575
1,355		KazMuniaGaz Finance Subsidiary, 144A, Reg S (8)	9.125%	7/02/18	Baa1	909,612
257		Tengizchevroil LLP, 144A	6.124%	11/15/14	Baa3	196,744

		Total Kazakhstan				1,410,931
		Malaysia – 1.7%
950		Penerbangan Malaysia Berhad, Reg S	5.625%	3/15/16	A–	905,209
525		Pertoliam Nasional Berhad, Reg S	7.625%	10/15/26	A–	580,227
275		Petronas Capital Limited, Reg S	7.000%	5/22/12	A–	285,715
1,100		Republic of Malaysia	8.750%	6/01/09	A–	1,122,969

		Total Malaysia				2,894,120
		Mexico – 1.2%
618		Conproca S.A., Reg S	12.000%	6/16/10	BBB+	632,360
6,125	MXN	Mexico Bonos de DeSarrollo	7.750%	12/14/17	A+	437,156
6,575	MXN	United Mexican States	8.000%	12/19/13	A+	478,769
552		United Mexican States	6.050%	1/11/40	BBB+	538,200

		Total Mexico				2,086,485
		Morocco – 0.5%
815	EUR	Kingdom of Morocco, Reg S	5.375%	6/27/17	BBB–	920,541
		Netherlands – 0.2%
700		Intergas Finance B.V., Reg S	6.375%	5/14/17	Baa1	406,000

21

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Principal
Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (2)	Value
		Pakistan – 0.2%
$335		Islamic Republic of Pakistan, Reg S	7.125%	3/31/16	B3	$131,044
630		Islamic Republic of Pakistan, Reg S	6.875%	6/01/17	B3	234,675

		Total Pakistan				365,719
		Panama – 0.4%
225		Republic of Panama	7.250%	3/15/15	BB+	230,625
479		Republic of Panama	9.375%	4/01/29	BB+	529,295

		Total Panama				759,920
		Peru – 1.1%
340		Republic of Peru	9.125%	2/21/12	BBB–	368,900
175	EUR	Republic of Peru	7.500%	10/14/14	BBB–	231,339
430		Republic of Peru	8.375%	5/03/16	BBB–	465,475
325		Republic of Peru	7.350%	7/21/25	BBB–	325,000
525		Republic of Peru	6.550%	3/14/37	BBB–	471,188

		Total Peru				1,861,902
		Philippines – 1.0%
255		Bangko Sentral ng Pilippinas, Series A	8.600%	6/15/27	BB–	240,975
220		National Power Corporation, Reg S	6.403%	8/23/11	BB–	189,788
380		National Power Corporation	9.625%	5/15/28	BB–	309,700
290		Republic of the Philippines	8.250%	1/15/14	BB–	303,050
70	EUR	Republic of the Philippines	6.250%	3/15/16	BB–	82,221
475		Republic of the Philippines	7.750%	1/14/31	BB–	482,125

		Total Philippines				1,607,859
		Poland – 0.4%
175		Republic of Poland	5.250%	1/15/14	A2	172,794
590		Republic of Poland	5.000%	10/19/15	A2	566,824

		Total Poland				739,618

		Qatar – 0.4%
99		Ras Laffan Liquefied Natural Gas Co., Ltd., 144A	3.437%	9/15/09	Aa2	93,339
207		Ras Laffan Liquefied Natural Gas Company Limited, Reg S	3.437%	9/15/09	Aa2	201,968
575		Ras Laffan Liquefied Natural Gas II, Reg S	5.298%	9/30/20	Aa2	415,208

		Total Qatar				710,515
		Russian Federation – 0.5%
165		Gaz Capital S.A., 144A, Reg S	8.625%	4/28/34	BBB	136,125
745		Russia Federation, Reg S	7.500%	3/31/30	BBB	657,033

		Total Russian Federation				793,158
		Serbia – 0.5%
1,375		Republic of Serbia, 144A	3.750%	11/01/24	BB–	818,125
		South Africa – 1.4%
1,205		Republic of South Africa	7.375%	4/25/12	BBB+	1,195,963
1,315		Republic of South Africa	5.875%	5/30/22	BBB+	1,088,163

		Total South Africa				2,284,126
		Trinidad and Tobago – 1.3%
963		Republic of Trinidad and Tobago, Reg S	9.750%	7/01/20	A	1,126,710
1,275		Republic of Trinidad and Tobago, Reg S	5.875%	5/17/27	A–	1,039,125

		Total Trinidad and Tobago				2,165,835
		Tunisia – 1.3%
2,165		Banque de Tunisie	7.375%	4/25/12	BBB	2,132,525
		Turkey – 0.7%
504	TYR	Republic of Turkey, Government Bond	10.000%	2/15/12	BB	297,918
485		Republic of Turkey, Government Bond	7.250%	3/15/15	BB–	485,000
400		Republic of Turkey, Government Bond	6.875%	3/17/36	BB–	334,000

		Total Turkey				1,116,918

22

Principal
Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Ukraine – 0.2%
$535	Republic of Ukraine, Reg S	6.875%	3/04/11	B1	$283,550
	Uruguay – 1.3%
1,857	Oriental Republic of Uruguay	7.625%	3/21/36	BB	1,568,872
480	Republic of Uruguay	8.000%	11/18/22	BB	446,400
117	Republic of Uruguay	7.875%	1/15/33	BB	101,477

	Total Uruguay				2,116,749
	United Arab Emirates – 0.2%
435	Abu Dhabi National Energy Company, 144A	7.250%	8/01/18	Aa2	374,316
	Venezuela – 0.3%
175	Republic of Venezuela	6.000%	12/09/20	BB–	66,063
605	Republic of Venezuela	9.250%	9/15/27	BB–	326,700
90	Republic of Venezuela	9.375%	1/13/34	BB–	41,849

	Total Venezuela				434,612

	Total Emerging Markets Debt and Foreign Corporate Bonds (cost $48,310,231)				41,717,450

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 10.8% (7.6% of Total Investments)
$18,080	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $18,079,986, collateralized by $11,545,000 U.S. Treasury Bonds, 8.750%, due 8/15/20, value $18,446,601	0.010%	1/02/09		$18,079,976

	Total Short-Term Investments (cost $18,079,976)				18,079,976

	Total Investments (cost $314,217,146) – 141.6%				237,300,700

	Other Assets Less Liabilities – 1.4%				2,322,752

	FundPreferred Shares, at Liquidation Value – (43.0)% (9)				(72,000,000)

	Net Assets Applicable to Common Shares – 100%				$167,623,452

Investments in Derivatives

Forward Foreign Currency Exchange Contracts outstanding at December 31, 2008:
					Unrealized
			Amount		Appreciation
	Amount	In Exchange For	(Local	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	Currency	Currency)	Date	(U.S. Dollars)
Brazilian Real	3,275,000	U.S. Dollar	1,512,702	3/18/09	$148,348
Brazilian Real	3,147,000	U.S. Dollar	1,406,795	3/18/09	95,765
Brazilian Real	155,000	U.S. Dollar	62,626	3/18/09	(1,946)
Colombian Peso	1,490,646,000	U.S. Dollar	630,294	1/23/09	(30,671)
Colombian Peso	143,500,000	U.S. Dollar	61,259	1/23/09	(2,370)
Colombian Peso	331,200,000	U.S. Dollar	149,729	1/23/09	2,872
Euro	85,000	U.S. Dollar	106,880	3/18/09	(10,979)
Euro	310,000	U.S. Dollar	403,248	3/18/09	(26,590)
Euro	68,000	U.S. Dollar	88,264	3/18/09	(6,023)
Euro	123,000	U.S. Dollar	159,482	3/18/09	(11,067)
Euro	74,000	U.S. Dollar	94,594	3/18/09	(8,012)
Euro	133,000	U.S. Dollar	165,638	3/18/09	(18,776)
Euro	106,000	U.S. Dollar	132,235	3/18/09	(14,742)
Euro	71,000	U.S. Dollar	88,452	3/18/09	(9,995)
Euro	106,000	U.S. Dollar	134,270	3/18/09	(12,707)
Euro	58,000	U.S. Dollar	75,004	3/18/09	(5,417)
Euro	174,000	U.S. Dollar	244,018	3/18/09	2,754
Euro	170,000	U.S. Dollar	244,690	3/18/09	8,972
Hungarian Forint	85,800,000	U.S. Dollar	396,763	3/18/09	(46,863)
Hungarian Forint	12,100,000	U.S. Dollar	62,476	3/18/09	(87)
Indonesian Rupiah	5,605,688,000	U.S. Dollar	559,450	7/16/09	77,191
Kazakhstan Tenge	68,500,000	U.S. Dollar	538,099	5/15/09	22,992
Mexican Peso	3,053,000	U.S. Dollar	219,553	3/18/09	3,744
Mexican Peso	4,579,000	U.S. Dollar	329,780	3/18/09	6,101

23

JDD	Nuveen Diversified Dividend and Income Fund (continued) Portfolio of INVESTMENTS December 31, 2008

Forward Foreign Currency Exchange Contracts outstanding (continued):
					Unrealized
			Amount		Appreciation
	Amount	In Exchange For	(Local	Settlement	(Depreciation)
Currency Contracts to Deliver	(Local Currency)	Currency	Currency)	Date	(U.S. Dollars)
Mexican Peso	4,578,000	U.S. Dollar	329,353	3/18/09	$5,744
Mexican Peso	980,000	U.S. Dollar	71,787	3/18/09	2,513
Peruvian Nouveau Sol	3,217,000	U.S. Dollar	1,003,744	3/18/09	(10,707)
Peruvian Nouveau Sol	700,000	U.S. Dollar	219,298	6/05/09	520
Polish Zloty	695,000	U.S. Dollar	232,092	3/18/09	(609)
South Korean Won	618,144,000	U.S. Dollar	614,000	7/01/09	119,437
Turkish Lira	290,000	U.S. Dollar	184,537	3/18/09	1,747
Turkish Lira	34,000	U.S. Dollar	20,801	3/18/09	(629)
Turkish Lira	89,000	U.S. Dollar	54,955	3/18/09	(1,143)
U.S. Dollar	226,966	Brazilian Real	505,000	3/18/09	(16,585)
U.S. Dollar	574,995	Brazilian Real	1,359,000	3/18/09	(8,840)
U.S. Dollar	200,408	Brazilian Real	491,000	3/18/09	4,141
U.S. Dollar	151,175	Euro	119,000	3/18/09	13,827
U.S. Dollar	363,646	Euro	285,000	3/18/09	31,527
U.S. Dollar	232,247	Euro	168,000	3/18/09	698
U.S. Dollar	576,420	Indonesian Rupiah	5,605,688,000	7/16/09	(94,161)
U.S. Dollar	882,259	Peruvian Nouveau Sol	2,765,000	3/18/09	(10,342)
U.S. Dollar	144,709	Peruvian Nouveau Sol	452,000	3/18/09	(2,175)
U.S. Dollar	239,635	Polish Zloty	695,000	3/18/09	(6,934)
U.S. Dollar	547,515	South Korean Won	618,144,000	7/01/09	(52,952)
U.S. Dollar	400,588	Yuan Renminbi	2,723,000	9/21/09	(9,133)
U.S. Dollar	394,559	Yuan Renminbi	2,683,000	9/21/09	(8,854)
U.S. Dollar	400,765	Yuan Renminbi	2,724,000	9/21/09	(9,166)
Vietnam Dong	7,476,200,000	U.S. Dollar	393,484	5/29/09	(4,650)
Yuan Renminbi	2,522,000	U.S. Dollar	359,772	9/21/09	(2,788)
Yuan Renminbi	3,085,000	U.S. Dollar	440,872	9/21/09	(2,624)
Yuan Renminbi	2,523,000	U.S. Dollar	359,914	9/21/09	(2,789)

					$97,567

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(4)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(5)	Non-income producing. Non-income producing, in the case of a Senior Loan, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(6)	At or subsequent to December 31, 2008, this issue was under the protection of the Federal Bankruptcy Court.
(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.
(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.
(9)	FundPreferred Shares, at Liquidation Value as a percentage of Total Investments is 30.3%.
N/R	Not Rated.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
MXN	Mexican Peso
TYR	Turkish New Lira
See accompanying notes to financial statements.

24

Statement of ASSETS & LIABILITIES
December 31, 2008

Assets
Investments, at value (cost $296,137,170)	$219,220,724
Short-term investments, (at cost, which approximates value)	18,079,976
Cash	2,177
Cash denominated in foreign currencies (cost $72,799)	65,650
Unrealized appreciation on forward foreign currency exchange contracts	548,893
Receivables:
Dividends	1,132,555
Interest	1,925,818
Investments sold	319,461
Reclaims	29,578
Other assets	42,621

Total assets	241,367,453

Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	451,326
Payables:
Investments purchased	1,010,501
FundPreferred shares dividends	584
Accrued expenses:
Management fees	148,649
Other	132,941

Total liabilities	1,744,001

FundPreferred shares, at liquidation value	72,000,000

Net assets applicable to Common shares	$167,623,452

Common shares outstanding	20,202,819

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$8.30

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$202,028
Paid-in surplus	295,243,603
Undistributed (Over-distribution of) net investment income	(782,787)
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(50,186,299)
Net unrealized appreciation (depreciation) of investments, foreign currency and derivative transactions	(76,853,093)

Net assets applicable to Common shares	$167,623,452

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

25

Statement of OPERATIONS
Year Ended December 31, 2008

Investment Income
Dividends (net of foreign tax withheld of $139,985)	$8,183,722
Interest (net of foreign tax withheld of $94)	14,176,499

Total investment income	22,360,221

Expenses
Management fees	3,701,829
FundPreferred shares – auction fees	288,142
FundPreferred shares – dividend disbursing agent fees	13,500
Shareholders’ servicing agent fees and expenses	1,468
Interest expense on borrowings	1,019,445
Fees on borrowings	103,779
Custodian’s fees and expenses	263,286
Trustees’ fees and expenses	9,551
Professional fees	37,896
Shareholders’ reports – printing and mailing expenses	110,382
Stock exchange listing fees	9,369
Investor relations expense	74,059
Other expenses	25,859

Total expenses before custodian fee credit and expense reimbursement	5,658,565
Custodian fee credit	(2,145)
Expense reimbursement	(1,277,343)

Net expenses	4,379,077

Net investment income	17,981,144

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(50,106,964)
Forwards	1,992,783
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(97,207,823)
Forwards	62,940

Net realized and unrealized gain (loss)	(145,259,064)

Distributions to FundPreferred Shareholders
From net investment income	(3,649,121)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(3,649,121)

Net increase (decrease) in net assets applicable to Common shares from operations	$(130,927,041)

See accompanying notes to financial statements.

26

Statement of CHANGES in NET ASSETS

	Year Ended	Year Ended
	12/31/08	12/31/07
Operations
Net investment income	$17,981,144	$20,554,871
Net realized gain (loss) from:
Investments and foreign currency (net of federal corporate income taxes of $0 and $5,100,000, respectively, on long-term capital gains retained)	(50,106,964)	28,700,901
Forwards	1,992,783	(829,700)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(97,207,823)	(74,374,512)
Forwards	62,940	17,375
Distributions to FundPreferred shareholders:
From net investment income	(3,649,121)	(2,389,597)
From accumulated net realized gains	—	(3,757,509)

Net increase (decrease) in net assets applicable to Common shares from operations	(130,927,041)	(32,078,171)

Distributions to Common Shareholders
From net investment income	(15,820,250)	(18,143,336)
From accumulated net realized gains	(1,243,596)	(12,928,107)
Tax return of capital	(9,482,658)	—

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(26,546,504)	(31,071,443)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	815,056

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	815,056

Net increase (decrease) in net assets applicable to Common shares	(157,473,545)	(62,334,558)
Net assets applicable to Common shares at the beginning of year	325,096,997	387,431,555

Net assets applicable to Common shares at the end of year	$167,623,452	$325,096,997

Undistributed (Over-distribution of) net investment income at the end of year	$(782,787)	$(1,244,033)

See accompanying notes to financial statements.

27

Statement of CASH FLOWS
Year ended December 31, 2008

Cash Flows From Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(130,927,041)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(195,754,273)
Proceeds from sales and maturities of investments	302,611,236
Proceeds from (Purchases of) short-term investments, net	(350,713)
Amortization (Accretion) of premiums and discounts, net	193,063
(Increase) Decrease in receivable for dividends	235,523
(Increase) Decrease in receivable for interest	1,160,443
(Increase) Decrease in receivable for investments sold	(169,303)
(Increase) Decrease in receivable for reclaims	11,999
(Increase) Decrease in other assets	(10,706)
Increase (Decrease) in accrued interest on borrowings	(223,267)
Increase (Decrease) in payable for investments purchased	521,466
Increase (Decrease) in payable for FundPreferred share dividends	(95,268)
Increase (Decrease) in payable for federal corporate income tax	(5,100,000)
Increase (Decrease) in accrued management fees	(91,831)
Increase (Decrease) in accrued other liabilities	(35,399)
Net realized (gain) loss from investments and foreign currency	50,106,964
Net realized (gain) loss from forwards	(1,992,783)
Net realized (gain) loss from paydowns	(82,537)
Change in net unrealized (appreciation) depreciation of investments	97,207,823
Change in net unrealized (appreciation) depreciation of forwards	(62,940)
Capital gains and return of capital distributions from investments	2,361,770

Net cash provided by (used in) operating activities	119,514,226

Cash Flows from Financing Activities:
Cash distributions paid to Common shareholders	(26,546,504)
Increase (Decrease) in borrowings	(45,000,000)
Increase (Decrease) in FundPreferred shares	(48,000,000)

Net cash provided by (used in) financing activities	(119,546,504)

Net Increase (Decrease) in Cash	(32,278)
Cash at the beginning of year	34,455

Cash at the End of Year	$2,177

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the fiscal year ended December 31, 2008, was $1,242,712.

Cash paid for federal corporate income taxes attributable to tax year ended December 31, 2007, was $5,100,000.

See accompanying notes to financial statements.

28

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Diversified Dividend and Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange and trade under the ticker symbol “JDD.” The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts (“REITs”), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries (“emerging markets debt and foreign corporate bonds”) and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of fixed-income securities, senior loans and derivative instruments are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2008, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, fee income and amendment fees, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. The Fund had no retained capital gains for the tax year ended December 31, 2008. For the tax year ended December 31, 2007, the Fund retained $14,571,429 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $5,100,000, the net of which has been reclassified to Paid-in surplus.

29

Notes to FINANCIAL STATEMENTS (continued)

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2008, the character of distributions to the Fund from the REITs was 60.35% ordinary income, 28.69% long-term and short-term capital gains, and 10.96% return of REIT capital. For the fiscal year ended December 31, 2007, the character of distributions to the Fund from the REITs was 52.86% ordinary income, 27.53% long-term and short-term capital gains, and 19.61% return of REIT capital.

For the fiscal years ended December 31, 2008 and December 31, 2007, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2008 and December 31, 2007 are reflected in the accompanying financial statements.

FundPreferred Shares
As of December 31, 2008, the Fund has issued and outstanding 1,440 Series T and 1,440 Series W FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments have generally not affected the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future Common share earnings may be lower than they otherwise would have been.

As of December 31, 2008, the Fund has redeemed $48,000,000 of its outstanding FundPreferred shares at liquidation value.

30

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Forward Foreign Currency Exchange Contracts
The Fund is authorized to enter into forward foreign currency exchange contracts. Generally, the Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by the Fund. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease.

Market and Credit Risk
In the normal course of business the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the counterparties. Additionally, all counterparties are required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as

31

Notes to FINANCIAL STATEMENTS (continued)

collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$129,010,853	$107,020,101	$1,269,746	$237,300,700
Derivatives*	—	97,567	—	97,567

Total	$129,010,853	$107,117,668	$1,269,746	$237,398,267

*	Represents net unrealized appreciation (depreciation). Derivatives may include outstanding futures, forwards and swap contracts. See Investments in Derivatives in the Portfolio of Investments.

32

The following is a reconciliation of the Fund’s Level 3 investments held at the beginning and end of the measurement period:

Level 3
Investments
Balance at beginning of year	$931,395
Gains (losses):
Net realized gains (losses)	117,849
Net change in unrealized appreciation (depreciation)	(419,313)
Net purchases at cost (sales at proceeds)	638,522
Net discounts (premiums)	1,293
Net transfers into (out of) at end of period fair value	—

Balance at end of year	$1,269,746

“Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations includes $(405,754) of net appreciation (depreciation) related to securities classified as Level 3 at year end.

3.	Fund Shares

Common Shares
On July 30, 2008, the Fund’s Board of Trustees approved an open-market share repurchase program under which the Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Fund did not repurchase any of its Common shares during the fiscal year ended December 31, 2008.

Transactions in Common shares were as follows:

	Year	Year
	Ended	Ended
	12/31/08	12/31/07
Common shares issued to shareholders due to reinvestment of distributions	—	42,661

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Year Ended		Year Ended
	12/31/08		12/31/07
	Shares	Amount	Shares	Amount
FundPreferred shares redeemed:
Series T	960	$24,000,000	—	$ —
Series W	960	24,000,000	—	—

Total	1,920	$48,000,000	—	$ —

4.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2008, aggregated $195,754,273 and $302,611,236, respectively.

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2008, the cost of investments was $316,253,714.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2008, were as follows:

Gross unrealized:
Appreciation	$13,531,086
Depreciation	(92,484,100)

Net unrealized appreciation (depreciation) of investments	$(78,953,014)

33

Notes to FINANCIAL STATEMENTS (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2008, the Fund’s tax year end, were as follows:

Undistributed net ordinary income *	$—
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2008 and December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

2008

Distributions from net ordinary income *	$19,564,639
Distributions from net long-term capital gains **	1,243,596
Tax return of capital	9,482,658

2007

Distributions from net ordinary income *	$20,515,163
Distributions from net long-term capital gains	16,685,616

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Fund hereby designates this amount paid during the fiscal year ended December 31, 2008, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At December 31, 2008, the Fund’s tax year end, the Fund had an unused capital loss carryforward of $39,039,775 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire on December 31, 2016.

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through December 31, 2008, the Fund’s tax year and, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $9,737,879 were treated as having arisen on the first day of the following fiscal year.

6.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components — a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

34

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds (“Managed Assets”) but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“Security Capital”), Symphony Asset Management, LLC (“Symphony”) and Wellington Management Company, LLP (“Wellington”), both subsidiaries of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts (“ADRs”). Security Capital manages the portion of the Fund’s investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans. Wellington manages the portion of the Fund’s investment portfolio allocated to emerging markets debt and foreign corporate bonds. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2003 *	.32%	2008	.32%
2004	.32	2009	.24
2005	.32	2010	.16
2006	.32	2011	.08
2007	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

7.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2008, the Fund had no unfunded senior loan commitments.

35

Notes to FINANCIAL STATEMENTS (continued)

Participation Commitments
With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2008, there were no such outstanding participation commitments.

8.	Borrowing Arrangements
On August 15, 2006, the Fund entered into a commercial paper program ($45 million maximum) with CITIBANK N.A.’s conduit financing agency, CHARTA, LLC (“CHARTA”). CHARTA issues high grade commercial paper and uses the proceeds to make advances to the Fund. On September 26, 2008, the Fund paid down the entire $45 million. For the period January 1, 2008, through September 26, 2008, the average daily balance of borrowings under the commercial paper program agreement and the average interest rate was the full $45 million maximum allowed and 3.23%, respectively. The interest expense incurred on borrowings is recognized as “Interest expense on borrowings” on the Statement of Operations. In addition to the interest expense, the Fund also pays a .21% per annum program fee, a .10% per annum liquidity fee and a .05% per annum dealer commission fee all of which are recognized as “Fees on borrowings” on the Statement of Operations.

9.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

10.	Subsequent Events
On January 15, 2008, the Fund noticed for redemption $7 million of its currently outstanding $72 million of FundPreferred shares.

36

Financial HIGHLIGHTS

37

Financial HIGHLIGHTS Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions
				from Net	Distributions		Net
	Beginning		Net	Investment	from Capital		Investment	Capital	Tax		Ending
	Common		Realized/	Income to	Gains to		Income to	Gains to	Return of		Common
	Share	Net	Unrealized	FundPreferred	FundPreferred		Common	Common	Capital to		Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-	Common		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders†	holders†	Total	holders	holders	Shareholders	Total	Value	Value
Year Ended 12/31:
2008	$16.09	$.89	$(7.19)	$(.18)	$—	$(6.48)	$(.78)	$(.06)	$(.47)	$(1.31)	$8.30	$6.32
2007	19.22	1.02	(2.30)	(.12)	(.19)	(1.59)	(.90)	(.64)	—	(1.54)	16.09	14.28
2006	16.88	.99	2.98	(.13)	(.15)	3.69	(.98)	(.37)	—	(1.35)	19.22	21.03
2005	16.85	.83	1.00	(.09)	(.10)	1.64	(.71)	(.90)	—	(1.61)	16.88	16.35
2004	15.13	.81	2.23	(.06)	(.03)	2.95	(.81)	(.41)	(.01)	(1.23)	16.85	15.57

	FundPreferred Shares at End of Period			Borrowings at End of Period
	Aggregate			Aggregate
	Amount	Liquidation	Asset	Amount	Asset
	Outstanding	and Market	Coverage	Outstanding	Coverage
	(000)	Value Per Share	Per Share	(000)	Per $1,000

Year Ended 12/31:
2008	$72,000	$25,000	$83,203	$—	$—
2007	120,000	25,000	92,729	45,000	10,891
2006	120,000	25,000	105,715	45,000	12,276
2005	120,000	25,000	95,857	—	—
2004	120,000	25,000	95,718	—	—

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2008	N/A
2007	$.25
2006	.25
2005	N/A
2004	N/A

38

Total Returns		Ratios/Supplemental Data
	Based				Ratios to Average Net Assets
	on		Ratios to Average Net Assets Applicable to		Applicable to
	Common	Ending Net	Common Shares		Common Shares
Based	Share	Assets	Before Credit/Reimbursement		After Credit/Reimbursement**
on	Net	Applicable to		Net		Net	Portfolio
Market	Asset	Common		Investment		Investment	Turnover
Value*	Value*	Shares (000)	Expenses††	Income††	Expenses††	Income††	Rate

(49.58)%	(42.60)%	$167,623	2.13%	6.28%	1.65%	6.77%	49%
(25.75)	(9.00)	325,097	2.20	5.06	1.74	5.53	48
38.72	22.66	387,432	1.70	5.03	1.26	5.47	44
16.36	10.21	340,113	1.42	4.53	.99	4.96	49
8.04	20.44	339,446	1.50	4.74	1.06	5.19	46

* •	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

•	The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value

Year Ended 12/31:
2008	N/A	(49.58)%	(42.60)%
2007	December 31	(24.47)	(7.60)
2006	December 29	40.37	24.26
2005	N/A	16.36	10.21
2004	N/A	8.04	20.44

**	After custodian fee credit and expense reimbursement.
***	Annualized.
†	The amounts shown are based on Common share equivalents.

†† •	Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.

•	Income ratios reflect income earned on assets attributable to FundPreferred shares and borrowings, where applicable.
•	Each ratio includes the effect of the interest expense paid on borrowings as follows:

	Ratio of Borrowings Interest Expense
	to Average Net Assets Applicable to Common Shares

Year Ended 12/31:
2008	.38%
2007	.66
2006	.26	***
2005	—
2004	—

N/A	The Fund had no retained capital gains for the tax year ended December 31, 2008, or for the tax years ended prior to December 31, 2006.

See accompanying notes to financial statements.

39

Board Members & OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Fund	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	ï	Chairman of the Board and Board member	1997 Class III	Private Investor and Management Consultant.	192

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	192

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2004 Annual	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director, SS&C Technologies, Inc. (May 2005-October 2005).	192

40

			Year First		Number of Portfolios
			Elected or	Principal Occupation(s)	in Fund Complex
Name, Birthdate		Position(s) Held with	Appointed	Including other Directorships	Overseen by
and Address		the Fund	and Term(1)	During Past 5 Years	Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	192

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Annual	Chairman, formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Partners Ltd., a real estate investment company; Director, Dayton Development Coalition; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	192

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	192

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair New York Racing Association Oversight Board (2005-2007); formerly, Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	192

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Director, Legal & General Investment Management (since 2008); Private Investor (since 2007); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (Since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	192

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	ï	Board member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Rittenhouse Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

41

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3); Chartered Financial Analyst.	192

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	120

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	120

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	192

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	192

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	ï	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	192

42

					Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005); Certified Public Accountant.	192

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999); Vice President of Nuveen Asset Management (since 2005).	192

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(3)	192

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	192

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	192

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	192

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	192

43

Number of Portfolios
			Year First	Principal	in Fund Complex
Name, Birthdate		Position(s) Held with	Elected or	Occupation(s)	Overseen
and Address		the Fund	Appointed(4)	During Past 5 Years	by Officer

OFFICERS of the FUND (continued):

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	ï	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	192

(1)	Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

44

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

45

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

46

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate (also known as Market Yield, Dividend Yield or Current Yield): Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

47

NOTES

48

NOTES

49

NOTES

50

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund redeemed 1,920 shares of its preferred stock. Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Diversified Dividend and Income Fund (JDD) hereby designates 14.68% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 24.59% as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

51

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed approximately $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

Share prices Fund details Daily financial news Investor education Interactive planning tools

EAN-B-1208D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund[1]	Billed to Fund[2]	Billed to Fund[3]	Billed to Fund[4]

December 31, 2008	$33,000	$0	$0	$1,100

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2007	$31,000	$0	$1,000	$7,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds and Commercial Paper.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2007	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2008	$1,100	$0	$0	$1,100
December 31, 2007	$8,000	$0	$0	$8,000

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert and William J. Schneider.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”), Security Capital Research & Management Incorporated (“SC-R&M”), Wellington Management Company, LLP (“Wellington Management”) and Symphony Asset Management, LLC (“Symphony”) (NWQ, SC-R&M, Wellington and Symphony are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:
NWQ
With respect to NWQ, NWQ’s Proxy Voting Committee (the “Committee”) is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of RiskMetrics Group (formerly ISS) on the voting of proxies relating to securities held on behalf of clients’ accounts. Unless otherwise restricted, NWQ’s Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients best interests. NWQ’s Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.
NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Likewise, the Committee may determine not to recall securities on loan if negative consequences of such recall outweigh benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh benefits, in NWQ’s judgment.
SC-R&M
SC-R&M may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, SC-R&M has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues.
Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.
To oversee and monitor the proxy-voting process, SC-R&M has established a proxy committee and appointed a proxy administrator. The proxy committee meets periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.
A copy of the SC-R&M’s proxy voting procedures and guidelines are available upon request by contacting your client service representative.
WELLINGTON MANAGEMENT
The registrant has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management’s Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.
Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.
Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.
SYMPHONY
Symphony Asset Management votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting. Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.
Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider. Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines. Service providers also provide proxy voting related research material as required.
In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients. Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders. Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients. Symphony’s Proxy Voting Committee reviews vote changes.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged SC-R&M for a portion of the registrant’s equity investments, Wellington Management for a portion of the registrant’s debt investments, Symphony for an additional portion of the registrant’s debt investments and NWQ for an additional portion of the registrant’s equity investments, (SC-R&M, Wellington, Symphony and NWQ are also collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:
SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 35 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 27 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 21 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

Nuveen Real Estate Income Fund and Nuveen Diversified Dividend and Income Fund (“Funds”)
Security Capital Research & Management Incorporated(“Adviser”)
(a)(1) Identify portfolio	(a)(2) For each person identified in column (a)(1), provide number				(a)(3) Performance Fee Accounts. For each of the categories
manager(s) of the	of accounts other than the Funds managed by the person within				in column (a)(2), provide number of accounts and
Adviser to be named	each category below and the total assets in the accounts managed				the total assets in the accounts with respect to which the
in the Fund prospectus	within each category below				advisory fee is based on the performance of the account
	Registered		Other Pooled		Other		Registered		Other Pooled
	Investment Companies		Investment Vehicles		Accounts		Investment Companies		Investment Vehicles		Other Accounts
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets	Number of	Total	Number of	Total	Number of	Total Assets
	Accounts	($billions)	Accounts	($billions)	Accounts	($billions)	Accounts	Assets	Accounts	Assets	Accounts	($billions)

Anthony R. Manno Jr.	4	$0.9	1	$1.0	491	$1.6	—	—	—	—	2	$0.2

Kenneth D. Statz	4	$0.9	1	$1.0	483	$1.6	—	—	—	—	2	$0.2

Kevin W. Bedell	4	$0.9	1	$1.0	490	$1.6	—	—	—	—	2	$0.2

     POTENTIAL MATERIAL CONFLICTS OF INTEREST
As shown in the above tables, the portfolio managers may manage accounts in addition to Fund. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing SC-R&M’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

SC-R&M may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for SC-R&M or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as SC-R&M may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. SC-R&M may be perceived as causing accounts it manages to participate in an offering to increase SC-R&M’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If SC-R&M manages accounts that engage in short sales of securities of the type in which the Funds invest, SC-R&M could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

SC-R&M has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with SC-R&M’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Item 8(a)(3). FUND MANAGER COMPENSATION
The principal form of compensation of SC-R&M’s professionals is a base salary and target bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional’s manager and the professional agree upon at the commencement of the year. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus is paid partially in cash and partially in either (a) restricted stock of SC-R&M’s parent company, JPMorgan Chase & Co., which vests over a three-year period (50% each after the second and third years) or (b) in self directed parent company mutual funds which vests after a three-year period (100% after the third year). Actual bonus is a function of SC-R&M achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional’s role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers’ compensation is based on the performance of, or the value of assets held in, the Funds.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2008

						$500,001 -	over
Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$1,000,000	$1,000,000

Anthony R. Manno Jr.	X

Kenneth D. Statz	X

Kevin W. Bedell	X

WELLINGTON MANAGEMENT
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY
James W. Valone, CFA, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as Portfolio Manager of the Fund since 2003. Mr. Valone joined Wellington Management as an investment professional in 1999.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

(a)(1) Identify portfolio	(a)(2) For each person identified in column (a)(1),						(a)(3) Performance Fee Accounts. For each of the categories in
manager(s) of the	provide number of accounts other than the Funds managed by the person						column (a)(2), provide number of accounts and the total assets
Adviser to be named	within each category below and the total assets						in the accounts with respect to which the
in the Fund prospectus	in the accounts managed within each category below						advisory fee is based on the performance of the account
	Registered		Other Pooled		Other		Registered		Other Pooled
	Investment Companies		Investment Vehicles		Accounts		Investment Companies		Investment Vehicles		Other Accounts
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets	Number of	Total	Number of	Total Assets	Number of	Total Assets
	Accounts	($millions)	Accounts	($millions)	Accounts	($millions)	Accounts	Assets	Accounts	($millions)	Accounts	($millions)

James W. Valone	1	$2.2	20	$3,573.47	8	$1,607.4	0	$0	5	$156.1	1	$1.3

     POTENTIAL MATERIAL CONFLICTS OF INTEREST
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. The Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Item 8(a)(3). FUND MANAGER COMPENSATION
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and Nuveen Asset Management on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2008.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. The Portfolio Manager’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the JP Morgan Emerging Markets Bond Index Global Diversified Equal Weight Performing over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees. Prior to 2007, the incentive paid to the Portfolio Manager was based on the revenues earned by Wellington Management, which had no performance-related component.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Valone is a partner of the firm.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2008

Name of Portfolio		$1 -	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000

James W. Valone	X

SYMPHONY
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Lenny Mason, CPA, Fixed-Income Portfolio Manager
Lenny is a Fixed-Income Portfolio Manager for Symphony Asset Management LLC. His responsibilities include portfolio management for Symphony’s high yield and bank loan strategies and credit research for its fixed income strategies. Prior to joining Symphony in 2001, Lenny was a Managing Director in FleetBoston’s Technology & Communications Group where he headed its Structuring and Advisory Team. Before joining Fleet, Lenny worked for Wells Fargo Bank’s Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. Lenny has an MBA in Finance from the University of Chicago, a BS in Accounting from Babson College. Lenny is a Certified Public Accountant.
Gunther Stein, Director of Fixed-Income Strategies
Gunther is a Principal and the Director of Fixed-Income Strategies at Symphony Asset Management. He has close to 20 years of investment and research experience. Gunther is responsible for all of Symphony’s fixed-income strategies, in addition to portfolio management, trading, and research for the fixed-income funds. Prior to joining Symphony in 1999, Gunther was a high-yield portfolio manager at Wells Fargo. Gunther joined Wells Fargo in 1993 as an associate in its Loan Syndications & Leveraged Finance Group after completing its credit-management training program. Previously, Gunther worked for First Interstate Bank as a euro-currency deposit trader. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Gunther received an MBA from the University of Texas at Austin and a BA in Economics from the University of California at Berkeley.
Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
Other Accounts Managed by Symphony PMs
As of 12/31/08

	Gunther Stein	Lenny Mason
(a) RICs
Number of accts	5	5
Assets	$738,112,913	$738,112,913

(b) Other pooled accts
Non-performance fee accts Number of accts	9	9
Assets	$1,083,962,109	$1,083,962,109

Performance fee accts
Number of accts	8	3
Assets	$922,363,055	$107,241,963

(c) Other
Non-performance fee accts Number of accts	3	5
Assets	$2,799,086	$3,139,992

Performance fee accts
Number of accts	1	—
Assets	$135,617,867	—
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
Item 8(a)(3). FUND MANAGER COMPENSATION
Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm’s operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2008

Name of Portfolio		$1 -	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000

Gunther Stein	X

Lenny Mason	X

NWQ
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY
Jon D. Bosse, CFA, Chief Investment Officer, Co-President of NWQ, and Portfolio Manager
Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Previously, he spent four years with ARCO in Corporate Finance. Mr. Bosse received his B.A. in Economics from Washington University, St. Louis, where he was awarded the John M. Olin Award for excellence in economics, and graduated summa cum laude. He received his M.B.A. from the Wharton Business School, University of Pennsylvania. In addition, he received his Chartered Financial Analyst designation in 1992 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.
Item 8(a)(2). OTHER ACCOUNTS MANAGED

Jon Bosse
(a) RICs
Number of accts	6
Assets ($000s)	$768,679,630

(b) Other pooled accts
Non-performance fee accts
Number of accts	12
Assets ($000s)	$1,083,676,885

(c) Other
Non-performance fee accts
Number of accts	33,675
Assets ($000s)	$13,431,352,172
Performance fee accts
Number of accts	8
Assets ($000s)	$542,810,407
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
In addition, Merrill Lynch & Co., Inc., which was acquired by Bank of America Corporation (“Bank of America”, and together with their affiliates, “ML/BofA”), are indirect investors in Nuveen. While we do not believe that ML/BofA are affiliates of NWQ for purposes of the Investment Company Act of 1940, NWQ may determine to impose certain trading limitations in connection with ML/BofA broker-dealers.
Item 8(a)(3). FUND MANAGER COMPENSATION
NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
Item 8(a)(4). OWNERSHIP OF JDD SECURITIES AS OF DECEMBER 31, 2008

Name of Portfolio		$1 -	$10,001-	$50,001-	$100,001-	$500,001-	Over
Manager	None	$10,000	$50,000	$100,000	$500,000	$1,000,000	$1,000,000

Jon Bosse	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)    Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 9, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 9, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 9, 2009